EXHIBIT 99.1      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                              PAGE
                                                                                                              -----

         Historical Combined Financial Statements of Retail Data Services, Inc. and Affiliate:
              Report of Independent Auditors................................................................      5
              Combined Balance Sheet as of December 31, 1998................................................      6
              Combined Statement of Earnings for the Year Ended December 31, 1998...........................      7
              Combined Statement of Changes in Stockholder's Equity for the Year
                  Ended December 31, 1998...................................................................      8
              Combined Statement of Cash Flows for the Year Ended December 31, 1998.........................      9
              Notes to Combined Financial Statements........................................................     10

         Unaudited Combined Financial Statements of Retail Data Services, Inc. and Affiliate:
              Unaudited Combined Balance Sheet at June 30, 1999.............................................     13
              Unaudited Combined Statement of Earnings for the Six Months Ended June 30, 1999...............     14
              Unaudited Combined Statement of Cash Flows for the Six Months Ended June 30, 1999.............     15
              Notes to Unaudited Combined Financial Statements..............................................     16


                        INDEPENDENT AUDITORS' REPORT
                        ----------------------------




Board of Directors
Retail Data Services, Inc. and Affiliate:

We have audited the accompanying combined balance sheet of Retail Data Services, Inc. and Affiliate (S Corporations) as of December 31, 1998, and the related combined statements of earnings, changes in stockholder's equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Retail Data Services, Inc. and Affiliate as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As disclosed in Note 8 to the combined financial statements, all of the outstanding common stock of Retail Data Services, Inc. and Affiliate was acquired by QRS Corporation on July 23, 1999.





/s/ Robert R. Raymond & Associates, LLP

September 17, 1999
Richmond, Virginia

                           RETAIL DATA SERVICES, INC. AND AFFILIATE
                                   Combined Balance Sheet
                                      December 31, 1998
                                   (Dollars in thousands)

                                           ASSETS
                                           ------

                                                                                                     1998
                                                                                                 -----------
Current assets:
     Cash....................................................................................    $       149
     Accounts receivable (net of allowance for
         doubtful accounts of $17) (Note 3) .................................................          1,143
     Prepaid expenses........................................................................             48
                                                                                                 -----------

         Total current assets................................................................          1,340

Property and equipment, less accumulated depreciation
     and amortization (Note 2)...............................................................            232

Note receivable from a related party (Note 4)................................................            144
Capitalized product development costs........................................................             26
                                                                                                 -----------

                                                                                                 $     1,742
                                                                                                 -----------
                                                                                                 -----------

                               LIABILITIES AND STOCKHOLDER'S EQUITY
                               ------------------------------------

Current liabilities:
     Accounts payable........................................................................    $        53
     Accrued liabilities.....................................................................            242
                                                                                                 -----------

         Total current liabilities...........................................................            295

Bank line of credit (Note 3).................................................................            494
                                                                                                 -----------

         Total liabilities...................................................................            789
                                                                                                 -----------

Commitments (Note 5)

Stockholder's equity:
     Common stock, $1 par value; 10,000 shares authorized;
         200 shares issued and outstanding...................................................             --
     Additional paid-in capital..............................................................             33
     Retained earnings.......................................................................            920
                                                                                                 -----------

         Total stockholder's equity..........................................................            953
                                                                                                 -----------

                                                                                                 $     1,742
                                                                                                 -----------
                                                                                                 -----------



            See accompanying notes to combined financial statements.

                       RETAIL DATA SERVICES, INC. AND AFFILIATE
                           Combined Statement of Earnings
                            Year Ended December 31, 1998
                               (Dollars in thousands)

                                                                                                     1998
                                                                                                 -----------
Revenues ....................................................................................    $     8,175

Cost of revenue..............................................................................          5,728
                                                                                                 -----------

Gross profit.................................................................................          2,447
                                                                                                 -----------

Operating expenses:
     Sales and marketing.....................................................................            247
     General and administrative..............................................................          1,031
                                                                                                 -----------

         Total operating expenses............................................................          1,278
                                                                                                 -----------

Operating earnings...........................................................................          1,169
                                                                                                 -----------

Other income (expense):
     Interest expense........................................................................            (54)
     Interest income.........................................................................              8
                                                                                                 -----------

         Total other expense.................................................................            (46)
                                                                                                 -----------

Net earnings.................................................................................    $     1,123
                                                                                                 -----------
                                                                                                 -----------


            See accompanying notes to combined financial statements.

                           RETAIL DATA SERVICES, INC. AND AFFILIATE
                    Combined Statement of Changes in Stockholder's Equity
                                Year Ended December 31, 1998
                                    (Dollars in thousands)


                                                     Common             Additional            Retained
                                                      Stock           Paid-in Capital         Earnings               Total
                                                 ----------------     ----------------     ----------------     ----------------
Balance, January 1, 1998................           $        --          $        33          $       588          $       621

Net earnings............................                    --                   --                1,123                1,123

Stockholder distributions...............                    --                   --                (791)                (791)
                                                 -------------        -------------        -------------        -------------

Balance, December 31, 1998..............           $        --          $        33          $       920          $       953
                                                 -------------        -------------        -------------        -------------
                                                 -------------        -------------        -------------        -------------













            See accompanying notes to combined financial statements.

                                     RETAIL DATA SERVICES, INC. AND AFFILIATE
                                         Combined Statement of Cash Flows
                                           Year Ended December 31, 1998
                                              (Dollars in thousands)


                                                                                                    1998
                                                                                                 -----------
Cash flows from operating activities:
     Net earnings............................................................................    $     1,123
     Adjustments to reconcile net earnings to net cash
         provided by operating activities:
         Depreciation and amortization.......................................................            138
         Bad debt............................................................................             24
         (Increase) decrease in assets:
              Accounts receivable............................................................           (393)
              Prepaid expenses...............................................................            (34)
         Increase (decrease) in liabilities:
              Accounts payable...............................................................             52
              Accrued liabilities............................................................           (405)
                                                                                                 -----------

         Net cash provided by operating activities...........................................            505
                                                                                                 -----------

Cash flows from investing activities:
     Purchases of property and equipment.....................................................            (99)
     Capitalization of product development costs.............................................            (13)
     Net repayments from related party.......................................................            323
                                                                                                 -----------

         Net cash provided by investing activities...........................................            211
                                                                                                 -----------

Cash flows from financing activities:
     Net repayments of bank line of credit...................................................           (156)
     Stockholder distributions...............................................................           (791)
     Other...................................................................................             (9)
                                                                                                 -----------

         Net cash used in financing activities...............................................           (956)
                                                                                                 -----------

Net decrease in cash.........................................................................           (240)

Cash at beginning of year....................................................................            389
                                                                                                 -----------

Cash at end of year..........................................................................    $       149
                                                                                                 -----------
                                                                                                 -----------
Supplemental disclosure:
     Interest paid...........................................................................    $        50
                                                                                                 -----------
                                                                                                 -----------



            See accompanying notes to combined financial statements.

                     RETAIL DATA SERVICES, INC. AND AFFILIATE
                      Notes to Combined Financial Statements
                          Year Ended December 31, 1998


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      GENERAL

                  Retail Data Services, Inc. ("Retail Data") and RDS, Inc. ("RDS"), (collectively referred to as the "Companies") are located in Henrico County, Virginia. The Companies provide competitive retail pricing information to their customers in the grocery business, who are located throughout the United States. Services are generally rendered under fixed-price contracts with one year terms. RDS provides payroll and management services to Retail Data under terms of a contract described in Note 4. Retail Data and RDS were each solely owned by Christine B. Cottrell (the "Stockholder") at December 31, 1998 (see Note 8).

         (b)      PRINCIPLES OF COMBINATION

                  The combined financial statements include the accounts of the Companies. All material intercompany transactions have been eliminated in the combined statements.

         (c)      REVENUE AND COST RECOGNITION

                  Revenues are recognized on the specific performance method, as services are rendered. All costs are charged to expense as incurred.

         (d)      PROPERTY AND EQUIPMENT

                  Property and equipment are stated at cost. Depreciation is computed over tax lives (which approximate estimated useful lives) ranging from 3 to 7 years using both straight-line and accelerated methods.

         (e)      CAPITALIZED PRODUCT DEVELOPMENT COSTS

                  Retail Data is developing a computer software product to be sold, leased or otherwise marketed to its customers. Costs incurred to establish the technological feasibility of this product have been charged to expense. Costs incurred subsequent to the establishment of technological feasibility have been capitalized. The product was not ready for general release to customers at December 31, 1998; no amortization of the related development costs has been recorded through December 31, 1998.

         (f)      INCOME TAXES

                  The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the Companies would not generally pay federal or state corporate income taxes. Instead, the Stockholder is liable for individual federal and state income taxes on the Companies' tax attributes. It is the policy of the Companies to make cash distributions to the Stockholder in amounts sufficient to pay taxes resulting from the pass-through of tax attributes.

         (g)      USE OF ESTIMATES

                  Management uses estimates and assumptions in preparing financial statements. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ materially from those reported.

(2)      PROPERTY AND EQUIPMENT

         Property and equipment at December 31, 1998 are as follows (in thousands):

                                                                      1998
                                                                 -----------
                  Equipment                                      $       566
                  Furniture and fixtures                                  93
                                                                 -----------

                           Total property and equipment                  659

                  Less:  accumulated depreciation and amortization       427

                           Net property and equipment             $      232
                                                                 -----------
                                                                 -----------

(3)      BANK LINE OF CREDIT

                  In February 1997, Retail Data obtained a $200,000 line of credit from a commercial bank (the "Bank Note"). The Bank Note was modified in December of 1997 to increase the maximum permitted amount to $750,000 and to extend the due date to January 15, 1999. The Bank Note was renewed in January 1999 at substantially similar terms with a due date of January 15, 2000. Interest on the Bank Note is payable monthly at the prime rate of interest plus .5%. The applicable prime rate of interest at December 31, 1998 is 7.75%. The Bank Note is secured by all accounts receivable of Retail Data and the personal guarantees of the Stockholder and the Stockholder's spouse (the "Guarantors"). Outstanding borrowings under the Bank Note total $494,000 at December 31, 1998.

                  The Bank Note contains various covenants. It is the opinion of management that Retail Data and the Guarantors are in compliance with these provisions.

(4)      RELATED PARTY TRANSACTIONS

                  RDS provides payroll and management services to Retail Data under a contract. The terms of the contract provide for Retail Data to compensate RDS for services rendered on a monthly basis, based on employee time incurred, plus a monthly fixed charge. Total fees paid by Retail Data to RDS in 1998 were $4,283,000. These fees are eliminated in the accompanying combined statement of earnings.

                  The Companies are related through common ownership with D.C. Trell, LLC ("D.C. Trell"). Retail Data leases real property from D.C. Trell as described in Note 5.

                  Note receivable from related party at December 31, 1998 consists of a $144,000 unsecured, demand loan from Retail Data to D.C. Trell, with interest income of $8,000 for the year ended December 31, 1998, calculated at the applicable federal rate. The applicable federal rate at December 31, 1998 was 5.63%.

(5)      COMMITMENTS

                  Retail Data leases the real property used in operations from D.C. Trell (see Note 4) on a month-to-month basis. The lease requires Retail Data to pay for any repairs or alterations to the leased premises. Rent expense under the lease was $88,000 for the year ended December 31, 1998.

                  Retail Data leases certain equipment under noncancellable operating leases that expire over the next four years. Future minimum rental payments required under these leases are as follows (in thousands):

                           1999             $     270
                           2000                   219
                           2001                    81
                           2002                    16
                           Thereafter              --
                                            ---------

                           Total            $     586
                                            ---------
                                            ---------


                  Retail Data has agreements with two key employees, under which the employees could be provided additional compensation upon the sale of substantially all of the assets or any of the outstanding stock of Retail Data. The amount of such compensation would be based on the net proceeds of such sale subject to possible conditions of forfeiture (see Note 8).

(6)      CONCENTRATION OF CREDIT RISK

                  The Companies perform ongoing credit evaluations of their customers' financial conditions and, generally, require no collateral. The three largest customers accounted for approximately 18% of 1998 revenues and 28% of accounts receivable at December 31, 1998.

(7)      YEAR 2000 (UNAUDITED)

                  The Companies are in the process of reviewing and modifying their information systems to ensure that the Companies' information technology will recognize the year 2000. The cost of the project is not expected to have a significant effect on the Companies' results of operations or financial position.

(8)      SUBSEQUENT EVENT

                  All of the outstanding common stock of the Companies was acquired by QRS Corporation on July 23, 1999.

                  Under the terms of agreements with two key employees (see
                  Note 5), $1,719,000 in additional compensation was paid to the employees upon the sale of the Companies' outstanding common stock.

                                     RETAIL DATA SERVICES, INC. AND AFFILIATE
                                         Unaudited Combined Balance Sheet
                                                   June 30, 1999
                                              (Dollars in thousands)

                                                      ASSETS

                                                                                                      1999
                                                                                                ------------
Current assets:
     Cash....................................................................................   $        194
     Accounts receivable (net of allowance for
         doubtful accounts of $9)............................................................          1,394
     Prepaid expenses........................................................................             89
                                                                                                 -----------

         Total current assets................................................................          1,677

Property and equipment, less accumulated depreciation
     and amortization........................................................................            219

Capitalized product development costs .......................................................             75
                                                                                                 -----------

                                                                                                 $     1,971
                                                                                                 -----------
                                                                                                 -----------

                                       LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
     Accounts payable........................................................................    $        62
     Accrued liabilities.....................................................................            367
     Bank line of credit.....................................................................            171
                                                                                                 -----------

         Total current liabilities...........................................................            600
                                                                                                 -----------

Commitments

Stockholder's equity:
     Common stock, $1 par value; 10,000 shares authorized;
         200 shares issued and outstanding...................................................             --
     Additional paid-in capital..............................................................             33
     Retained earnings.......................................................................          1,338
                                                                                                 -----------

         Total stockholder's equity..........................................................          1,371
                                                                                                 -----------

                                                                                                 $     1,971
                                                                                                 -----------
                                                                                                 -----------


       See accompanying notes to unaudited combined financial statements.

                                     RETAIL DATA SERVICES, INC. AND AFFILIATE
                                     Unaudited Combined Statement of Earnings
                                          Six Months Ended June 30, 1999
                                               (Dollars in thousands)

                                                                                                     1999
                                                                                                 -----------
Revenues ....................................................................................    $     4,938

Cost of revenue..............................................................................          3,233
                                                                                                 -----------

Gross profit.................................................................................          1,705
                                                                                                 -----------

Operating expenses:
     Sales and marketing.....................................................................            139
     General and administrative..............................................................            467
                                                                                                 -----------

         Total operating expenses............................................................            606
                                                                                                 -----------

Operating earnings...........................................................................          1,099
                                                                                                 -----------

Other income (expense):
     Interest expense........................................................................            (10)
     Interest income.........................................................................              3
                                                                                                 -----------

         Total other expense.................................................................             (7)
                                                                                                 -----------

     Net earnings............................................................................    $     1,092
                                                                                                 -----------
                                                                                                 -----------



       See accompanying notes to unaudited combined financial statements.

                                     RETAIL DATA SERVICES, INC. AND AFFILIATE
                                    Unaudited Combined Statement of Cash Flows
                                          Six Months Ended June 30, 1999
                                              (Dollars in thousands)

                                                                                                      1999
                                                                                                 -----------
Cash flows from operating activities:
     Net earnings............................................................................    $     1,092
     Adjustments to reconcile net earnings to net cash
         provided by operating activities:
         Depreciation and amortization.......................................................             52
         Bad debt............................................................................              9
         (Increase) decrease in assets:
              Accounts receivable............................................................           (260)
              Prepaid expenses...............................................................            (41)
         Increase (decrease) in liabilities:
              Accounts payable...............................................................              9
              Accrued liabilities............................................................            125
                                                                                                 -----------

         Net cash provided by operating activities...........................................            986
                                                                                                 -----------

Cash flows from investing activities:
     Purchases of property and equipment.....................................................            (40)
     Capitalization of product development costs.............................................            (49)
     Net repayments from related party.......................................................            144
                                                                                                 -----------

         Net cash provided by investing activities...........................................             55
                                                                                                 -----------

Cash flows from financing activities:
     Net repayments of bank line of credit...................................................           (322)
     Stockholder distributions...............................................................           (674)
                                                                                                 ------------

         Net cash used in financing activities...............................................           (996)
                                                                                                 ------------

Net increase in cash.........................................................................             45

Cash at beginning of period..................................................................            149
                                                                                                 -----------

Cash at end of period........................................................................    $       194
                                                                                                 -----------
                                                                                                 -----------
Supplemental disclosure:
     Interest paid...........................................................................    $        13
                                                                                                 -----------
                                                                                                 -----------









       See accompanying notes to unaudited combined financial statements.

                       RETAIL DATA SERVICES, INC. AND AFFILIATE
                   Notes to Unaudited Combined Financial Statements
                            Six Months Ended June 30, 1999

(1)      NATURE OF OPERATIONS AND BASIS OF PRESENTATION

         Retail Data Services, Inc. and RDS, Inc. (collectively referred to as the "Companies") provide competitive retail pricing information to their customers in the grocery business, who are located throughout the United States. Services are generally rendered under fixed-price contracts with one year terms.

         The accompanying unaudited combined balance sheet and combined statements of earnings and cash flows have been prepared in accordance with generally accepted accounting principles for interim financial information. Such interim combined financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting primarily of normal recurring accruals) considered necessary for a fair presentation have been included. These combined financial statements should be read in conjunction with the Companies' audited combined financial statements and footnotes thereto for the year ended December 31, 1998 included elsewhere in this Form 8-K/A.

(2)      SUBSEQUENT EVENT

         On July 23, 1999, QRS Corporation acquired all of the outstanding common stock of the Companies.

         Under the terms of agreements with two key employees, $1,719,000 in additional compensation was paid to the employees upon the sale of the Companies' outstanding common stock.